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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):   August 30, 2001



                           U.S. WIRELESS CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     0-24742                13-3704059
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


                         2303 Camino Ramon, Suite 200
                         San Ramon, California  94583
                   (Address of principal executive offices)


                                (925) 327-6200
             (Registrant's telephone number, including area code)
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Item 3.  Bankruptcy or Receivership.

On August 29, 2001, U.S. Wireless Corporation (the "Company") and certain of its U.S. subsidiaries (including Wireless Location Services, Inc. and Wireless Location Technologies, Inc.) filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Bankruptcy Court"), cases numbered 01-10262 through 01-10264 (the "Bankruptcy Filing").

As a result of the Chapter 11 filing, the Company expects to operate and manage its businesses as debtors-in-possession subject to Bankruptcy Court approval for certain actions of the Company.

In addition, on August 29, 2001, the Company issued a press release announcing the Bankruptcy Filing, which press release is filed as Exhibit 99.1 hereto.

Item 7.  Exhibits.


     Exhibit 99.1  Press Release dated August 29, 2001.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        U.S. WIRELESS CORPORATION


Date:  August 30, 2001                  By:  /s/ Dennis Francis
                                        -----------------------
                                        Dennis Francis
                                        Chief Executive Officer